As filed via EDGAR with the Securities and Exchange Commission on February 27, 1998


                    ICA No. 811-631, Registration No. 2-10841

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           Pre-Effective Amendment No.                    |_|

                       Post-Effective Amendment No. 75 |X|
                                     and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                              Amendment No. 22                            |X|
                                     -------


                        (Check appropriate box or boxes.)

                               LEPERCQ-ISTEL TRUST
               (Exact name of Registrant as specified in Charter)

                     1675 BROADWAY, NEW YORK, NEW YORK 10019
                     (Address of Principal Executive Office)

        Registrant's Telephone Number, including Area Code (212) 698-0749

                                    COPY TO:
         TSERING NGUDU                      CARL FRISCHLING, ESQ.
         LEPERCQ-ISTEL TRUST                KRAMER, LEVIN, NAFTALIS & FRANKEL
         1675 BROADWAY                      919 THIRD AVENUE
         NEW YORK, NEW YORK  10019          NEW YORK, NEW YORK  10022
(NAME AND ADDRESS OF AGENT FOR SERVICE)
--------------------------------------------------------------------------------


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


|_|   IMMEDIATELY UPON FILING PURSUANT TO    |_| ON (          )  PURSUANT TO
      PARAGRAPH (B)                              PARAGRAPH (B)

|X|   60 DAYS AFTER FILING PURSUANT TO       |_| ON (          ) PURSUANT TO
      PARAGRAPH (A)(1)                           PARAGRAPH (A)(1)


|_|   75 DAYS AFTER FILING PURSUANT TO       |_| ON (          ) PURSUANT TO
      PARAGRAPH (A)(2)                           OF PARAGRAPH (A)(2) RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                               LEPERCQ-ISTEL TRUST

                       REGISTRATION STATEMENT ON FORM N-1A

                              CROSS REFERENCE SHEET


FORM N-1A
ITEM NUMBER
-----------


PART A                      PROSPECTUS CAPTION
------                      ------------------


 1.                   Cover Page
2.                    Fee Table

3.(a)                 Financial Highlights
   (b)                *
   (c)                Performance Information

4.                    Cover Page; Investment Objectives
                      and Policies
5.(a-b)               The Investment Adviser
    (c)               *
    (d)               Custodian, Transfer Agent, Dividend
                      Paying Agent, Accounting Services Agent and Administrator
    (e)               Investment Adviser
    (f)               *
    (g)               Performance Information
6. (a)                General Information
    (b)               *
    (c-d)             General Information
7. (a)                How to Purchase Shares
    (b)               How Net Asset Value is Computed
    (c)               Individual Retirement Accounts
    (d)               How to Purchase Shares
    (e)               The Distribution Plan
8.(a-c)               How to Redeem Shares
9.                    *


------------------
*  Not applicable.


                                       (i)

                          Statement of Additional
Part B                      Information Caption
------                      -------------------



10.                   Cover Page
11.                   Table of Contents
12.                   General Information and
                        History
13.(a-c)              Investment Objectives and
                        Policies; Investment
                        Restrictions
14.(a-b)              Trustees and Officers of
                        the Trust
     (c)              *
15.                   *
16.(a-b)              The Investment Adviser;
                      Distribution Agreement
   (c-e)              *
     (f)              Distribution Plan
     (g)              *
     (h)              See Part A - Custodian,
                        Transfer Agent, Dividend Paying Agent,
                        Accounting Services Agent and Administrator
17.                   Brokerage Commissions
18.                   See Part A - General Information
19.(a)                Redemption of Shares
     (b)              How Net Asset Value is Computed
     (c)              See Part A - How to Redeem Shares
     (d)              *
20.                   Taxes
21.                   The Distributor; Investment
                        Advisory and Distribution
                        Agreements
22.                   Performance Information
23.                   Financial Statements



*   Not applicable.


Part C
------

                  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


                                      (ii)

LEPERCQ-ISTEL FUND

P R O S P E C T U S

APRIL 28, 1998







Lepercq-Istel Fund
1675 Broadway
New York, New York 10019
800-497-1411

                               LEPERCQ-ISTEL FUND

                                                             P R O S P E C T U S

                                                       APRIL 28, 1998


NEW ACCOUNT & SHAREHOLDER INFORMATION (800) 497-1411

INVESTMENT

OBJECTIVE           The  investment  objective  of the  Lepercq-Istel  Fund (the
                    "Fund") is long-term capital appreciation. Production of income is incidental to this objective. The Fund seeks to achieve its investment objective by investing in common stock of companies undergoing a transformation that provides an opportunity for capital appreciation.

HIGHLIGHTS

                    *No Sales Charges: Investors in the Fund pay no sales commissions, service charges or redemption fees on shares purchased directly. The Fund has a distribution plan through which the Fund could incur distribution expenses not to exceed 0.75% per annum of its average daily net assets. (See page 14)

                    *Professional Management: Investors have access to investment areas and techniques with professional management that would be difficult to achieve as individual investors. (See page 7)

                    *Automatic  Investment  Plan:  The Fund offers its investors
                    the  option  to  make   purchases  of  shares  of  the  Fund
                    automatically on a regular basis. (See page 9)

                    *Systematic  Withdrawal:   The  Fund  offers  plans  whereby
                    investors may arrange regular systematic withdrawals from their investment accounts. (See page 11)

                    *Retirement Plans: Investors may invest in the Fund through IRAs, Profit-Sharing, and Money Purchase Plans. (See page
                    15)

ABOUT THIS
PROSPECTUS          This  prospectus  should  be read and  retained  for  future
                    reference.   Additional   information   about  the  Fund  is
                    contained in the Statement of Additional  Information  dated
                    April 30, 1998 which is available at no charge upon written request to the Fund at the address printed on the cover or by calling (800) 497-1411. The Statement of Additional
                    Information is incorporated herein by reference.



TABLE OF CONTENTS


Fee Table                            3
Financial Highlights                 4
Investment Objective                 5
Investment Policies                  5
Risk Factors                         6
Investment Restrictions              6
Writing Covered Call Options         6
Portfolio Managers                   7
Management of the Fund               7
Fees and Expenses                    7

Performance Information              8
Portfolio Turnover                   8
How to Purchase Shares               8
Automatic Investment Plan            9
How to Redeem Shares                10
Systematic Withdrawal Plan          11
The Investment Adviser              11
Distributions                       12
Tax Matters                         12
Distribution Plan                   14
Shareholder Servicing Plan          14
Reinvestment of Distributions       14

How Net Asset Value is Computed     15
Individual Retirement Accounts      15
General Information                 15
Code of Ethics                      15
Custodian, Transfer Agent, Dividend
Paying Agent, Accounting Services
Agent and Administrator             16
Shareholder Inquiries               16
Year 2000 Issues                    16
Trustees and Officers               17


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    FEE TABLE


     The purpose of this table is to assist an investor in understanding the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Below is a summary of the annual operating expenses expected to be incurred by the Fund for the year ended December 31, 1998. For the fiscal year ended December 31, 1997, total fund expenses equaled 1.51% of average net assets .


     Shareholder Transaction Expense.............    None*
     Annual Fund Operating Expenses
      (as a % of average net assets)

      Management Fees...........................     0.75%
      Rule 12b-1 Fees (after fee deferrals).....     0.10%**
      Other Expenses............................     0.70%
    Total Fund Expenses.........................     1.55%


* No sales loads or transaction fees are charged in connection with the purchase or redemption of Fund shares. Shareholders, however, will be assessed fees for outgoing wire transfers, returned checks and stop payment orders.


** Under the Fund's Rule 12b-1 Plan, the Fund may incur sales and distribution expenses of up to 0.75% per annum of the Fund's average daily net assets. The Fund, however, has agreed to voluntarily cap the amount paid under such Plan to 0.10% per annum of the Fund's average daily net assets for the fiscal year ending December 31, 1998. Shareholders will be provided 30 days prior notice in the event that the Fund decides to discontinue such cap. As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the Fund's maximum sales charges permitted by the rules of the National Association of Securities Dealers, Inc.


EXAMPLE:

                                                        1 year            3 years       5 years        10 years
                                                        ------            -------       -------        --------
You would pay the  following  expenses on a
$1,000  investment  assuming  (1) 5% annual
return and (2) redemption at the end of each

time period:                                              $16               $49            $84           $185


                               LEPERCQ-ISTEL FUND
                              FINANCIAL HIGHLIGHTS


     The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report is incorporated by reference from the Annual Report. See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                         Year ended December 31,
                                                      ------------------------------------------------------------------

                                                      1997           1996        1995          1994      1993     1992
                                                      ----           ----        ----          ----      ----     ----
 Net asset value, beginning of year .........         19.03         $15.83       $13.17       $14.84    $14.17    $14.05
                                                      -----         ------       ------       ------    ------    ------
 Income from investment operations:
     Net investment income (loss) ...........         (0.07)(1)      (0.11)(1)    (0.14)(1)     0.18      0.29      0.40
      Net gain (loss) on securities
       (both realized and unrealized) .......          1.69           4.26         3.42        (0.93)     1.62      0.35
                                                      -----         ------       ------       ------    ------    ------
     Total from investment operations .......          1.62           4.15         3.56        (0.75)     1.91      0.75
                                                      -----         ------       ------       ------    ------    ------

 Less distributions:
      Dividends from net investment

       income ...............................            --             --        (0.13)       (0.18)    (0.29)    (0.40)
     Dividends in excess of net
       investment income ....................            --             --         0.00        (0.03)    (0.03)    (0.01)
     Distributions from capital gains .......         (1.44)         (0.95)       (0.77)       (0.71)    (0.92)     0.22
                                                      -----         ------       ------       ------    ------    ------
      Total distributions ...................         (1.44)         (0.95)       (0.90)       (0.92)    (1.24)    (0.63)
                                                      -----         ------       ------       ------    ------    ------
 Net asset value, end of year ...............        $19.21         $19.03       $15.83       $13.17    $14.84    $14.17
                                                     ======         ======       ======       ======    ======    ======
Total return (as a %) .......................          9.0           26.3         27.1         (5.1)     13.5       5.3


 Ratios/supplemental data

     Net assets (in millions) end of year ...        $28.4          $24.2        $20.2        $18.5     $16.6     $17.0
      Ratio of expenses to average
       net assets (as a %) ..................          1.51%          1.65(2)      1.50         1.56      1.51      1.53
     Ratio of net investment income (loss) to
       average net assets (as a %) ..........         (0.40)         (0.65)        0.89         1.36      2.00      2.90
     Portfolio turnover rate (as a %) .......         71.20          54.13        59.72        70.66     19.88     20.37
 Average Commission rate per share (3) ......         $0.0825        $0.0917         --           --        --        --



                                                         Year ended December 31,
                                                   ----------------------------------

                                                   1991      1990      1989      1988
                                                   ----      ----      ----      ----
 Net asset value, beginning of year .........      $12.46    $14.00    $12.33    $12.23
                                                   ------    ------    ------    ------
 Income from investment operations:
     Net investment income (loss) ...........        0.47      0.60      0.61      0.52
      Net gain (loss) on securities
       (both realized and unrealized) .......        1.65     (1.52)     2.06      0.35
                                                   ------    ------    ------    ------
     Total from investment operations .......        2.12     (0.92)     2.67      0.87
                                                   ------    ------    ------    ------

 Less distributions:
      Dividends from net investment

       income ...............................       (0.47)    (0.60)    (0.61)    (0.52)
     Dividends in excess of net
       investment income ....................       (0.06)    (0.02)    (0.02)    (0.02)
     Distributions from capital gains .......        0.00      0.00     (0.37)    (0.23)
                                                   ------    ------    ------    ------
      Total distributions ...................       (0.53)    (0.62)    (1.00)    (0.77)
                                                   ------    ------    ------    ------
 Net asset value, end of year ...............      $14.05    $12.46    $14.00    $12.33
                                                   ======    ======    ======    ======
Total return (as a %) .......................       17.0      (6.6)     21.7       7.1



 Ratios/supplemental data

     Net assets (in millions) end of year ...      $17.4     $19.2     $22.0     $20.1
      Ratio of expenses to average
       net assets (as a %) ..................        1.54      1.50      1.48      1.50
     Ratio of net investment income (loss) to
       average net assets (as a %) ..........        3.80      4.57      4.41      4.13
     Portfolio turnover rate (as a %) .......       21.81     24.28     48.33     72.09
 Average Commission rate per share (3) ......          --        --        --        --



(1) Net investment income per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(2) Without voluntary expense reimbursements of $13,000 for the year ended December 31, 1996, the ratio of expenses to average net assets would have been 1.71% and the ratio of net investment loss to average net assets would have been (0.71)%.

(3)  Average  per  share   amounts  of   brokerage   commissions   on  portfolio
     transactions. Required by regulations first effective for the fiscal year ended December 31, 1996.


                                      -4

INVESTMENT
OBJECTIVE

                    The investment objective of the Lepercq-Istel Fund ("the Fund") is long-term capital appreciation. Production of income is incidental to this objective.

INVESTMENT
POLICIES

                    The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies undergoing a transformation that provides an opportunity for capital appreciation. The Fund will also invest in convertible securities and bonds. In furtherance of its policy of investing in companies undergoing a transformation, the Fund has the flexibility of identifying opportunities in all areas of the market without limits on company size or market sector. The Fund will be managed with a long-term perspective and will not engage in short-term trading on a regular basis.


                    The Fund may invest up to 20% of its total assets in securities of foreign issuers with the foregoing characteristics. The Fund may invest in the securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also invest in the securities of foreign issuers directly in foreign markets so long as, in the Adviser's judgment, an established public trading market exists for those securities.

                    The Fund may invest in debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other short-term and long-term debt securities that are investment grade and lower-quality, high-yielding debt instruments as rated by Moody's or Standard & Poor's. The Fund intends to limit its investments in these securities to less than 25% of its total assets.

                    The Fund may also invest up to 10% of its total assets in rights or warrants to subscribe for or purchase common stock.

                    It is anticipated that the major portion of the portfolio will at all times be invested in common stock. The Fund reserves the right, as a temporary defensive measure, to hold other types of securities including short-term U.S. Government securities, money market securities, including repurchase agreements, or cash, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant.


                    The Fund may lend securities to broker-dealers and other financial institutions as a means of earning income. This practice could result in a loss or a delay in recovering the Fund's securities. The Fund's loans will not exceed 33 1/3% of the Fund's total assets.

                    The Fund may invesnt in variable rate master demand notes. Variable rate master demand notes are notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and the corporation. There is no secondary market for the notes, but the Fund may demand payment of the principal of the instrument at any time.

RISK FACTORS

                    In seeking capital appreciation, investors should be aware that investments in small and medium capitalization issuers carry more risk than investments in issuers with market capitalization greater than $1 billion. Generally, such companies rely on limited product lines, financial resources and business activities that may make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small and medium capitalization issuers may be more volatile.

                    Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies are not subject to accounting, auditing, and financial reporting standards and requirements comparable to those of United States companies. Delays or problems with settlement could affect the liquidity of the Fund's portfolio and adversely affect the Fund's performance. To the extent such investments are subject to withholding or other taxes, or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries are subject to different economic, financial, political and social factors.

                    The Fund may purchase lower-graded debt securities (those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) that have poor protection against default in the payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price change due to change in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities, and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

INVESTMENT
RESTRICTIONS

                    The Fund has also adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities.

                    Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer. Not more than 5% at the time of purchase of the Fund's total net assets, taken at market value, will be invested in the securities of any one issuer (excluding United States Government Securities). Not more than 25% of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries.


WRITING COVERED
 CALL OPTIONS

                    The Fund is authorized to write (i.e., sell) covered call options on the equity securities in which it may invest and to enter into closing transactions with respect to such options.

                    A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at the stated exercise price at any time until the stated expiration date of the option. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from an increase in price of the underlying security above the option's exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. The Fund intends to employ covered call options for the purpose of partially reducing portfolio risk and the possibility of enhancing portfolio income. The Fund may not write covered call options in underlying securities in an amount whereby portfolio securities exceeding 15% of the Fund's net assets would be subject to covered call options.


PORTFOLIO
 MANAGER

                    Tsering Ngudu is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Ngudu is President of the Fund and Senior Vice President of Lepercq, de Neuflize & Co. (the "Adviser"). Mr. Ngudu has been with the Adviser since December 1985. Mr. Ngudu was co-manager of the Fund from December 1993 to October 1997 and since November 1997 has been the sole manager of the Fund.


MANAGEMENT
OF THE FUND

                    The business affairs of the Fund are managed under the direction of its Board of Trustees. There are currently seven Trustees (of whom five are not interested persons of the Fund) who meet four times each year. The Statement of Additional Information contains additional information regarding the trustees and officers of the Fund.

FEES AND
EXPENSES

                    The Fund pays its own expenses including, without limitation: its investment management fee; interest, taxes and brokerage commissions; extraordinary expenses, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend, accounting or administrator agent or agents appointed by the Fund; all fees payable by the Fund to federal, state or other government agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees); the cost and expense of printing, including typesetting, and Distributing Prospectuses and Statements of Additional Information of the Fund, and
                    supplements thereto, to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash;

                    charges and expenses of any outside service used for pricing of the Fund's shares; any distribution fee up to the maximum aggregate rate of 0.75% per annum of the Fund's average daily net assets payable by the Fund under its Rule 12b-1 Plan of Distribution; any shareholder service fee up to the maximum aggregate rate of 0.25% per annum of the Fund's average daily net assets payable by the Fund under its Shareholder Servicing Plan; expenses of legal counsel and of independent public accountants in connection with any matter relating to the Fund; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by the Adviser. The Fund may also reimburse the Adviser for the costs of performing certain internal accounting functions. The expenses may exceed those for other mutual funds.


PERFORMANCE
INFORMATION

                    From time to time the Fund may advertise its performance as compared to other mutual funds with similar investment objectives, to stock or other indices and to data prepared by independent services which monitor the performance of mutual funds. All such advertisements will show the value of an assumed initial investment of $10,000 in the Fund at the end of a one-, five-and ten-year period. These values will be calculated by multiplying the compounded average annual total return for each time period by the amount of the assumed initial investment. If the Fund compares its performance to other funds, relevant indices or independent services, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

                    Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that the Fund's performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which shares of the Fund may be purchased, although not included in the calculations of performance for the Fund, will reduce performance results.

PORTFOLIO
TURNOVER


                    For the year ended December 31, 1997, the Fund's portfolio turnover rate was 71.20%. The Fund's portfolio turnover rate may vary and is not necessarily indicative of future rates.



HOW TO PURCHASE
SHARES

                    Shares may be purchased at the next determined net asset value (see "How Net Asset Value is Computed") after receipt of an order to purchase such shares. There are no sales charges. Initial investments are subject to a $1,000 minimum, except for UGMA, 401(k), Keogh and other pension or profit sharing accounts where the minimum is $500. The minimum subsequent investment in the Fund is $100, however, the Fund has waived this minimum additional investment amount for shareholders who invested in the Fund prior to May 1, 1997.

                    BY MAIL:


                    1.   Complete the purchase application form.

                    2. Make check payable to Lepercq-Istel Fund for the amount invested.

                    3.   Send both to:
                              Lepercq-Istel Fund c/o
                              Firstar Trust Company
                              P.O. Box 701
                              Milwaukee, WI 53201-0701
                              Firstar's telephone number is (800) 497-1411

                    BY OVERNIGHT/EXPRESS MAIL OR BY WIRE:

                    Investors who wish to invest by Overnight/Express Mail or by wire should call Firstar Trust Company for directions at
                    (800) 497-1411. Firstar Trust Company will charge a $20 fee against a shareholder's account for any check returned to it for insufficient funds.

                    Shares may also be purchased through unaffiliated broker/dealers who will not impose a "sales load" but may instead impose a service charge for services rendered on behalf of the purchaser.


                    The investor will receive from the Transfer Agent and the Dividend Paying Agent (also referred to herein as the "Shareholder Servicing Agent") for the Fund, a confirmation indicating the number of full shares and fractional shares (if any) acquired. The Shareholder Servicing Agent will also provide the investor with a confirmation of each new transaction in his or her account. The Fund bears the administrative cost of this service.


                    Shareholders may, upon written request to the Shareholder Servicing Agent, obtain certificates for their full shares. It is recommended, however, that shareholders not request certificates until they need them. Certificates, which can be lost or stolen, are unnecessary except for certain purposes, such as collateral for a loan. A shareholder retains full voting rights whether or not he or she receives certificates.

                    Lepercq, de Neuflize Securities Inc., 1675 Broadway, New York, New York 10019 (the "Distributor") has agreed to promote and sell shares of the Fund. The Distributor has agreed to purchase shares of the Fund only to fill orders received from subscribers or broker/dealers. The Distributor however, is not bound to accept such orders, and the Fund has retained the right to reject orders received from the Distributor.


AUTOMATIC
INVESTMENT PLAN

                    Shareholders who choose the Automatic Investment Plan (AIP) option may make purchases of shares of the Fund automatically on a regular basis (monthly, bimonthly, quarterly, or yearly) in any amount subject to a $50 minimum. Shareholders may establish this option by completing the appropriate section of the New Account Application.

HOW TO REDEEM
SHARES


                    Shareholders of the Fund may redeem their shares at any time without charge. Upon receipt of a redemption request in good order, the Shareholder Servicing Agent will effect the requested redemption at the next determined net asset value. Payment will be made as soon as practicable, but in no event later than three business days after proper receipt of redemption notification, except that when a purchase has been made by check, the Fund can hold payment on redemption until the Fund is reasonably satisfied the check has cleared. (This may normally take up to three days for local personal or corporate checks and up to seven days for other personal or corporate checks.) The shareholder's redemption proceeds will be mailed upon clearance of the purchase check. Shareholders who wish to have their redemption proceeds wired to their bank account should call Firstar Trust Company at (800) 497-1411. Firstar Trust Company will assess a $12 wire charge against redemption proceeds.


                    THE REDEMPTION REQUEST MUST:

                    1.   Be in writing;
                    2.   Specify account number and account name;
                    3.   Be mailed to:
                                        Lepercq-Istel Fund
                                        c/o Firstar Trust Company
                                        P.O. Box 701
                                        Milwaukee, WI  53201-0701
                    4.   Be signed by all account owners;
                    5. Include endorsed Certificates or Stock Powers when share certificates have been issued; and
                    6.   All  signatures   must  be  Medallion   guaranteed  for
                         redemptions in excess of $50,000.

                    Medallion guarantees are available from a commercial bank which is a member of Federal Deposit Insurance Corporation, a trust company or a member firm (broker/dealer) of a national securities exchange. A notary public or a savings and loan association is not an acceptable guarantor.

                    Shareholders who hold Fund shares in an Individual Retirement Account ("IRA") or other retirement plan must indicate on their redemption request whether federal income tax should be withheld by the Fund. All IRA redemptions will be subject to withholding tax unless the shareholder specifically instructs the Fund not to withhold their redemption request.

                    A shareholder's right to redeem shares will be sus pended for any period during which (a) the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason, (b) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (c) the Securities and Exchange Commission has by order permitted such suspension or (d) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                    The Fund has elected to be governed by Rule 18g-1 of the Investment Company Act of 1940, under which it is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net assets of the Fund or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the Fund can, at its sole option, redeem the excess in cash or in portfolio securities selected solely by the Fund (and valued as in computing the net asset value). In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by the shareholder upon the sale of such securities will not be less than the value used in computing the net asset value for the purpose of such redemption.

SYSTEMATIC
WITHDRAWAL
PLAN

                    A shareholder who owns or purchases shares having a total value of at least $10,000 (at the then current net asset value) may open a Systematic Withdrawal Plan. The shareholder can request payments of any amount, but not less than $50 to be paid monthly, quarterly or annually. The Fund does not make any recommendation as to an appropriate amount for periodic withdrawal. Payments are made by Firstar Trust Company by redeeming as many shares as necessary to make such periodic payments on the day of the shareholder's choosing (or, if not a business day, the next preceding business day). All income dividends and capital-gains distributions on the shares held under a Systematic Withdrawal Plan are automatically reinvested at the next determined net asset value.

                    The cost of administering a Systematic Withdrawal Plan is presently borne by the Fund and is an expense of all shareholders of the Fund. A shareholder may terminate its Systematic Withdrawal Plan at any time upon 30 days' written notice to Firstar Trust Company. A Systematic Withdrawal Plan may also be terminated by the Fund, the Distributor or Firstar Trust Company, upon 30 days' written notice to the shareholder.

THE INVESTMENT
ADVISER

                    Since December 21, 1953, Lepercq, de Neuflize & Co. Incorporated (or its predecessors), 1675 Broadway, New York, New York 10019 (the "Adviser"), has acted as the investment adviser to the Fund and to its predecessor, Istel Fund, Inc. The current investment advisory agreement, dated April 8, 1986, is subject to the annual review and approval of the Board of Trustees.


                    The Fund's investment advisory agreement entered into with the Adviser provides, in substance, that the Adviser will submit analytical reports and recommendations as to investments of the Fund, and will furnish office space and general management, subject at all times to the policies set forth by the Fund's Board of Trustees. In return, the Adviser will receive an annual fee equal to 3/4 of 1% per annum of the Fund's average daily net assets paid quarterly. For the years ended December 31, 1997, 1996, and 1995, the total advisory fees amounted to $186,157, 153,414, and 144,012 after waivers of $0, $13,000, and $0 respectively.

                    The advisory fee may be higher than those of most other investment companies; however, the Board of Trustees has determined that these fees are comparable to those of similar investment companies with similar investment objectives and policies. The total of all expenses paid by the Fund in the year ended December 31, 1997, including the advisory fee, was 1.51% of the Fund's average daily net assets.


                    The Adviser provides investment counsel and/or advice for various institutions, including educational, charitable, industrial, financial and banking organizations, as well as for individuals. Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Adviser, conducts broker/dealer operations and is a member of the New York Stock Exchange.

DISTRIBUTIONS

                    Currently, the Fund intends to declare semi-annual dividends from its net investment income, to be paid in July and December of each calendar year. In addition, a year-end distribution of any net realized capital gains will be paid at least annually and will generally be made in December.

TAX MATTERS

                    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Fund will not be subject to the federal income or excise tax.


                    If the Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporative tax rates on all of its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

                    Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes. In the case of corporate shareholders of the Fund, a portion of these distributions (essentially, the portion attributable to qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction . Since it is anticipated that the Fund's investment income will include interest and dividends from foreign corporations and since the Fund may have long -term capital gains, substantially less than 100% of ordinary income dividends paid by the Fund may qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss will be designated as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of the length of time the shareholders have held their shares.

                    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year will be sent to shareholders promptly after the end of each year. Shareholders purchasing shares of the Fund shortly before a dividend record date will be taxed on the entire amount of the dividend received, even though the price they paid for the shares reflected the amount of the anticipated dividend.

                    A shareholder will recognize gain or loss upon sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholders adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss recognized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are
                    purchased   within   thirty   days   before  or  after  such
                    disposition.

                    Ordinary income dividends paid to foreign shareholders generally will be subject to United States withholding tax at the rate of 30% (or lower rate under an applicable treaty). Foreign shareholders are urged to consult their own tax advisors concerning the applicability of United States withholding taxes.

                    Under the back up withholding rules of the Code, certain shareholders may be subject to withholding of federal income tax on dividends redemption payments made by the Fund. In order to avoid back up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for an individual is usually his/her Social Security number), or certify that the shareholder is a corporation or otherwise exempt from or not subject to back up withholding. The purchase account application provides for shareholder compliance with these certification requirements.

                    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by judicial, legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Fund and its shareholders that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his/her own tax adviser as to the tax consequences of investing in the Fund in light of such shareholder's particular circumstances, including the application of state and local taxes , which may differ from the federal consequences described above.

DISTRIBUTION
PLAN

                    The Board of Trustees, on behalf of the Fund, has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, pursuant to which the Fund may incur distribution expenses of up to 0.75% per annum of its average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of Prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature.

                    The Distribution Plan will only make payments for expenses actually incurred on behalf of the Fund. The Distribution Plan will not carry over expenses from year to year and if the Distribution Plan is terminated in accordance with its terms, the obligations of the Fund to make reimbursement payments to the Distributor pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the
                    Distribution Plan terminates. (See the Statement of Additional Information "Distribution Plan" for further information about the Distribution Plan.)

SHAREHOLDER
SERVICING PLAN


                    In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which it pays fees of up to 0.25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Trust and various shareholder servicing agents, including the Distributor and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Among the services provided by Shareholder Servicing Agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Trust or a shareholder may request. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees.



REINVESTMENT OF
DISTRIBUTIONS

                    All ordinary income dividends and capital-gain distributions are automatically reinvested in shares of the Fund unless the shareholder elects to receive such distributions in cash by completing the applicable section on the New Account Application form. All reinvestments will be at the net asset value on the reinvestment date and the shareholder will receive a confirmation indicating the number of full and fractional shares so purchased.

HOW NET ASSET
VALUE IS
COMPUTED

                    The net asset value per share is equal to the total assets of the Fund less total liabilities divided by the number of shares outstanding. It is determined as of the close of business of the New York Stock Exchange on each day that the Exchange is open. In addition, the Fund will also determine a net asset value on any day during which there is sufficient trading in its portfolio securities that the net asset value may be materially affected, except for New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and only if on any such day the Fund is required to redeem shares.


INDIVIDUAL
RETIREMENT
ACCOUNTS

                    The Fund offers Individual Retirement Accounts (IRAs), as well as various other retirement plan accounts. To obtain the appropriate disclosure documentation and more complete information on how to open a retirement account, call (800) 497-1411.


GENERAL
INFORMATION

                    The Fund is a series of the Lepercq-Istel Trust which is an open-end management investment company organized as a Massachusetts business trust on April 8, 1986. As such, the Fund is not required to hold annual shareholders' meetings. However, pursuant to its Declaration of Trust, the Trust will hold special meetings for purposes such as electing Trustees, changing fundamental policies, approving an investment advisory agreement or amending its Distribution Plan to increase materially the amount to be spent by the Fund under its Distribution Plan and, at the request of its shareholders, to call a meeting to replace Trustees. In addition, the Trust has undertaken to hold a shareholders' meeting to fill vacancies created on the Board of Trustees if less than a majority of the Trustees are not elected by the shareholders. The Trust currently has one series, Lepercq-Istel Fund with only one class and with a par value of $1.00 per share. All shares when issued are fully paid, non-assessable and redeemable. All shares have equal voting, dividend and liquidation rights but have no subscription, preemptive or conversion rights and no sinking-fund provisions. There is no limitation on the transferability of shares, and no share is subject to further call. The Board of Trustees may create additional series of the Trust without shareholder approval.

CODE OF ETHICS

                    The Code of Ethics of the Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Adviser and the Fund is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

CUSTODIAN,
TRANSFER AGENT,
DIVIDEND PAYING
AGENT, ACCOUNTING
SERVICES AGENT
AND ADMINISTRATOR

                    Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Fund's custodian, transfer agent and dividend paying agent. Firstar Trust Company also serves as the Fund's accounting services agent and Fund administrator. As such, Firstar Trust Company provides a variety of administrative and accounting services to the Fund, such as accounting relating to the Fund's portfolio and portfolio transactions, the determination of net asset value and pricing of the Fund's shares, and maintaining the books of account of the Fund.

SHAREHOLDER
INQUIRIES

                    Shareholder inquiries may be made by writing or calling Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, telephone (800) 497-1411 or Lepercq-Istel Fund at 1675 Broadway, New York, New York 10019, telephone (800) 655-7766.



YEAR 2000
ISSUES

                    Like   other   mutual   funds,    financial   and   business
                    organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, the Administrator and other service providers do not properly process and calculate date- related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser and the Administrator are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers.

TRUSTEES AND OFFICERS

TRUSTEES


Bruno Desforges               Chairman of the Board; Managing Director, Lepercq,
                              de  Neuflize  &  Co.  Incorporated;  Director  and
                              Chairman  of  the  Board,   Lepercq,  de  Neuflize
                              Securities Inc.


Francois Letaconnoux          Lepercq   Inc.  ,  Lepercq,   de  Neuflize  &  Co.
                              Incorporated and Lepercq,  de Neuflize  Securities
                              Inc.


Jean-Louis Milin              Managing Director, Banque de Neuflize,
                              Schlumberger, Mallet

*Dr. Marvin Schiller          Former Managing Director, A.T. Kearney, Inc.

*Franz Skryanz                Financial Consultant;  formerly,  Treasurer, Chief
                              Financial Officer, Schenkers International


Marie-Monique Steckel         President, France Telocom North America.

Dennis Tarzian                President and Chief Executive Officer, New Century
                              Education Corp.


*Member of Audit, Ethics and Nominating Committees


OFFICERS

Tsering Ngudu                 President


 Stephen T. Murphy            Treasurer and  Secretary


Peter Hartnedy                Controller

Investment Adviser            Lepercq, de Neuflize & Co. Incorporated, New York

Underwriter and
Distributor                   Lepercq, de Neuflize Securities Inc., New York

Custodian, Transfer           Firstar Trust Company, Wisconsin
 Agent, Dividend Paying
 Agent, Accounting
Services Agent and
Administrator

Legal Counsel                 Kramer, Levin, Naftalis & Frankel, New York

Independent Auditors          KPMG Peat Marwick LLP, Wisconsin

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 1998


                               LEPERCQ-ISTEL FUND
                        (a series of Lepercq-Istel Trust)
                                  1675 Broadway
                            New York, New York 10019
                   Telephone: (800) 497-1411 or (212) 698-0749


          Lepercq-Istel Trust (the "Trust") is a diversified, open-end management investment company (or mutual fund) organized into one series:
Lepercq-Istel Fund (the "Fund"). This Statement of Additional Information is intended to provide investors with additional information concerning the Fund. To avoid repetition of information, investors are referred to the Fund's Prospectus dated April 28, 1998. Additionally, the Prospectus and the Statement of Additional Information omit certain information contained in the Trust's Registration Statement, filed with the United States Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


          This Statement of Additional Information is intended to supplement the Fund's Prospectus and should be read in conjunction with the Prospectus which may be obtained without charge upon written request to the above address or by calling (800) 497-1411 or (212) 698-0749.

                                TABLE OF CONTENTS

General Information and History...............................................2
Investment Objectives and Policies............................................4
Investment Restrictions.......................................................5
Trustees and Officers of the Trust............................................8
Management of the Trust......................................................10
The Investment Adviser.......................................................10
Distribution Plan............................................................11
Brokerage Commissions........................................................12
The Distributor..............................................................13
Investment Advisory and Distribution Agreements..............................14
Redemption of Shares ........................................................15
How Net Asset Value is Computed..............................................15
Performance Information......................................................16
Taxes........................................................................17
Independent Auditors.........................................................23
Financial Statements.........................................................23

                         GENERAL INFORMATION AND HISTORY


          On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust and the shareholders of Istel Fund, Inc. exchanged their common stock for an equal number of shares of beneficial interest in the Fund. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

          Shares of the Fund are redeemable at the net asset value thereof at the option of the shareholders or, in certain circumstances, at the option of the Fund. For information concerning the methods of redemptions and the rights of share ownership, consult the Prospectus.

          The Board of Trustees may classify or reclassify any unissued shares of any series in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $1.00 par value, of the Fund. A share represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions with respect thereto. Additional information concerning the rights of share ownership is set forth in the Prospectus. The assets received by the Fund from the issue of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated and are charged with the expenses attributable to the Fund and with a share of the general expenses of the Trust and with expenses incurred directly or allocated to the Fund.

          Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder responsibility for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved for the conduct of his office. The Declaration of Trust provides for indemnification of the Trustees and officers of the Trust except with respect to any matter to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Trust. Such person may not be indemnified against any liability to the Trust or the Fund shareholders to which he would otherwise be subject by reason of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of the Trustees and officers, except that such liability insurance will not indemnify Trustees and officers against actions adjudicated to have been the result of willful misfeasance, bad faith, gross negligence or reckless disregard of one's duties.

          The Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the Trust's outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the Trust's outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 10% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

          Shareholders do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Trust voting together for election of Trustees may elect all of the members of the Board of Trustees. In such event, the remaining shareholders cannot elect any members of the Board of Trustees. Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Trustees shall continue to hold office and may appoint their successors.

                                        INVESTMENT OBJECTIVES AND POLICIES


          Investment Objectives: As described in the Fund's Prospectus, the investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund's investment objective will be achieved. Investment in the Fund does not constitute a complete investment program.

          Investment Techniques:

          Writing Covered Call Option Contracts.  The Fund may, at times,  write
          (sell) call options against securities held in its portfolio, a practice known as covered call options writing. Only call options which are listed on a national securities exchange will be written. The Fund may purchase call options of matching maturity and exercise price covering the same underlying security for the sole and specific purpose of canceling the obligation incurred through the previous writing of a covered call option. When it appears that a previously written covered call option is likely to be exercised, it may be considered appropriate to avoid liquidating its position, or the Fund may wish to extinguish the previously written call option so as to be free to sell the underlying security, to realize a profit on the previously written call option, or to write another call option. The Fund will realize a short-term capital gain if the amount paid to purchase the call option plus transaction costs is less than the premium received for writing the covered call option. The Fund will realize a short-term capital loss if the amount paid to purchase the call option plus transaction costs is greater than the premium received for writing the covered call option. There is no assurance that the Fund will be able to purchase a call option in a closing transaction at any given time. Alternatively, the Fund may allow the call obligation to be extinguished by exercise or expiration.

          Lending Portfolio Securities. To a limited extent, the Fund may lend its portfolio securities to broker-dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker", a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions are subject to future modification.


                               PORTFOLIO TURNOVER


          The frequency of changes in the Fund's investment portfolio during its fiscal year is known as its portfolio turnover rate. The Fund intends to purchase securities primarily for investment rather than with a view to trading for profits. It is the policy of the Trustees to allow only such portfolio turnover as is in the best interest of the shareholders. The Fund's annual rates of portfolio turnover for the years ended December 31, 1997, 1996, and 1995 were 71.20%, 54.13%, and 59.72% , respectively. The Fund's rate may vary and is not necessarily indicative of future rates. In particular, if a substantial number of the call options written by the Fund are exercised, its portfolio turnover rate may exceed historical levels. In general, the rate of turnover of portfolio securities is a ratio determined by dividing the lesser of the purchases or the sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during that year (excluding, in each case, short-term investments).




                             INVESTMENT RESTRICTIONS

          The Trustees on behalf of the Fund have adopted investment restrictions as matters of fundamental policy. These restrictions cannot be altered without the authorization of a majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities of the Fund means the vote, at a special meeting of the security holders of the Fund duly called (a) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

          The following investment restrictions apply to the Fund:


     1. The Fund will not make loans nor will it underwrite securities, except that the

               Fund may lend portfolio securities provided that the value of such loaned securities does not exceed 33 1/3% of the value of the Fund's total assets.

          2. The Fund will not buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures.

          3. The Fund will maintain a diversification of investments among industries. Consistent with this policy, the Fund does not intend to invest more than 25% of it assets in any one industry.

          4. With respect to 75% of the value of the Fund's assets, the Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund.

          5.   The Fund will not issue senior securities.

          6. The Fund will not borrow money, except from banks for temporary or emergency purposes, in excess of 10% of the value of the Fund's total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.


          The following restrictions are non-fundamental and may be changed by the Fund's Board of Trustees:

          1.   The Fund will not sell securities short.

          2. The Fund may, from time to time, invest up to 10% of its total assets in the shares of closed-end investment companies particularly if such shares are selling at less than net asset value, but it will invest rarely in the shares of other open-end investment companies. No investment by the Fund in an investment company will at the time it is made cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company.

          3. The Fund will not purchase securities for the purpose of exercising control or management of any issuer.

          4. The Fund will not make any investment which would cause, at the time of purchase, more than 5% of the value of its total assets to be invested in the securities of issuers which, including any predecessors, have records of less than

               3 years continuous operation. The fundamental policies of the Fund do not restrict the acquisition of securities which might require registration under the Securities Act of 1933 prior to their disposition in a public offering. However, the Trustees have determined, as a matter of policy, that the Fund shall make no further investments in such restricted securities, and that no investment shall be made if it would cause more than 10% of its net assets to be invested in securities which are not readily marketable. Included in this category are illiquid assets including, but not limited to, repurchase agreements which mature in more than seven days and other securities including securities of foreign issuers for which a bona fide market does not exist. It is the Fund's policy to value such securities in good faith at fair value giving consideration, among other factors, to underlying assets, lack of marketability, past and prospective earnings and market prices of similar securities. The Trustees have also determined as a matter of policy that the Fund will not invest in interests in oil, gas or other mineral exploration or development programs. Furthermore, the Fund will not invest in puts, calls, straddles, spreads or any combinations thereof, except as otherwise set forth in the Fund's Prospectus. The Trustees have also determined, as a matter of policy that no covered call option will be written if, as a result, portfolio securities exceeding in value 25% of the Fund's net assets would be subject to covered call options.

                                        TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their addresses, ages and their principal occupations for the last five years are set forth below. Unless otherwise indicated, the address of each Trustee and Officer is 1675 Broadway, New York, New York 10019.

                                                     Position(s) Held           Principal Occupation(s)
              Name, Address, Age                      with Registrant             During Past 5 Years
-----------------------------------------------   ----------------------   --------------------------------


*Bruno Desforges,  72                             Trustee and              Managing Director, Lepercq, de
                                                  Chairman of the          Neuflize & Co. Incorporated;
                                                  Board                    Director and Chairman of the

                                                                           Board,   Lepercq, de Neuflize
                                                                           Securities Inc.


*Francois Letaconnoux,  47                        Trustee                  Director, President and Chief
                                                                           Executive Officer, Lepercq Inc.,
                                                                           Lepercq, de Neuflize & Co.
                                                                           Incorporated and Lepercq, de
                                                                           Neuflize Securities Inc.



Jean-Louis Milin,  52                             Trustee                  Managing Director, Banque de
3, Avenue Hoche                                                            Neuflize, Schlumberger, Mallet.
75008 Paris, France

Dr. Marvin Schiller,  64                          Trustee                  Former Managing Director, A.T.
17319 St. James Court                                                      Kearney, Inc.

Boca Raton, Florida  33496


Franz Skryanz,  60                                Trustee                  Financial Consultant; prior thereto,
30 East 81st Street                                                        Vice President, Sutton & Edwards;
New York, New York  10028                                                  prior thereto, Treasurer and Chief

                                                                           Financial Officer, Schenkers
                                                                           International.


* Peter Hartnedy,  48                             Controller               Senior Vice President, Treasurer
                                                                           and Secretary, Lepercq, de
                                                                           Neuflize & Co. Incorporated;
                                                                           Director, Vice President, Treasurer
                                                                           and Secretary, Lepercq, de
                                                                           Neuflize Securities Inc.; Treasurer
                                                                           and Secretary, Lepercq Inc.


                                                     Position(s) Held           Principal Occupation(s)
              Name, Address, Age                      with Registrant             During Past 5 Years
-----------------------------------------------   ----------------------   --------------------------------


*Stephen T. Murphy, 31                            Secretary and            Vice Pesident, Lepercq, de
                                                                           Neuflize Securities since
                                                                           February 1997; prior there
                                                                           to Assistant Vice President,
                                                                           Merrill Lynch & Co.

                                                  Treasurer
                                                                           Senior Vice President, Lepercq, de
                                                                           Neuflize & Co. Incorporated;
                                                                           Executive Vice President and

*Tsering Ngudu,  42                               President                Director, Lepercq, de Neuflize
                                                                           Securities Inc.
Dennis Tarzian, 47                                Trustee                  President and Chief
                                                                           Executive Officer, New
                                                                           Century Education Corp.
                                                                           since 1996; prior thereto
                                                                           Vice President and Chief
                                                                           Operating Officer, Paramount
                                                                           Communications Business,
                                                                           Technical, and Professional
                                                                           Group.

Marie-Monique Steckel, 58                         Trustee                  President, France Telecom
                                                                           North America since 1979.



---------
*Deemed to be interested person (as defined by the 1940 Act) of the Trust.





          The following table indicates the compensation received by each Trustee from the Trust for the 12-month period ended December 31, 1997.



                                                                                                          Total Compensa-
                                                                                                          tion From
                                                                                                           Registrant and
                                   Aggregate              Pension or Retire-                              Fund Complex
                                   Compensation           ment Benefits            Estimated Annual       Paid to Trustees
                                   from                   Accrued As Part of       Benefits Upon          -----------------
Name of Person, Position           Registrant(1)          Fund Expenses            Retirement             (1)
------------------------           ----------             ----------------------   ---------------------  ---

Jean-Louis Milin, Trustee             1,500(2)                -0-                      -0-                    1,500(1)

Dr. Marvin Schiller, Trustee          3,375                   -0-                      -0-                    3,375

Franz Skyranz, Trustee                3,375                   -0-                      -0-                    3,375


--------------

(1)      Compensation does not include reimbursement for travel expenses.
(2)      Net amount =  $1,050.

          As of December 31, 1997, Trustees and officers of the Fund, as a group, owned 39,761.043 shares of the Fund.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          As of January 30, 1998, the following shareholders owned, directly or indirectly, 5% or more of the outstanding shares of the Fund:


Name and Address                        Percent of Fund Shares Outstanding

Morgan Stanley & Co., Inc.                           34.55%
Special Custody Account
for the Exclusive Benefit
of Customers
Attn: Steven Singer/Mutual Funds
1 Pierrepont Plaza, Suite 10
Brooklyn, New York 11201-2776

Donaldson Lufkin & Jenrette                            7.91%
  Securities Corp.
1 Pershing Plaza
Jersey City, NJ 07399-0001

          A shareholder who beneficially owns, directly or indirectly, more than 25% of the Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.



                             MANAGEMENT OF THE TRUST


          The Trust is managed by its officers and a Board of Trustees (listed above) who have available to them the services of Lepercq, de Neuflize & Co. Incorporated. For the years ended December 31, 1997, 1996, and 1995 those Trustees who are not "interested" Trustees received from the Trust an aggregate remuneration of $8,250, $7,680, and $13,800, respectively. The Trust compensates all Trustees except for Francois Letaconnoux and Bruno Desforges.


          The Trust's regulation and registration under the 1940 Act do not involve Federal supervision of management or investment practices.

                             THE INVESTMENT ADVISER


          The firm of Lepercq, de Neuflize & Co. Incorporated (the "Investment Adviser") is the investment adviser to the Fund pursuant to the investment advisory agreement (the "Agreement"). The Fund's Agreement, dated April 8, 1986 was adopted by the Trust's Board of Trustees on January 29, 1986 and approved by the Fund's shareholders on April 8, 1986. The continuance of the Investment Advisory Agreement was approved by the Trustees at a Board of Trustees' Meeting held on February 11, 1998.

          Under the terms of the Agreement, the expenses incurred relating to the investment-advisory services performed by the Investment Adviser and the furnishing of office space, office services and equipment to the Fund and salaries of the officers of the Trust, except as indicated below, are borne by the Investment Adviser, and the expenses relating to other services, including, but not limited to, fees and expenses of non-interested Trustees, fees and expenses of legal counsel and independent accountants, and the fees and expenses involved in the registering and maintaining registration of the Fund's shares under state securities laws are borne by the Fund. The costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Trust, or any of the personnel operating under his direction, may be borne by the Fund. Such costs include maintaining the financial accounts and books and records of the Fund, including the reviewing calculations of daily net asset value and reviewing tax returns.

          Investment decisions for the Fund are made by the Investment Adviser. These investment-advisory decisions receive regular review by the Trustees.


          In addition, the Investment Adviser acts as investment adviser to clients other than investment companies under discretionary and non-discretionary advisory contracts covering net assets as of December 31, 1997, totaling approximately $194 million. Investment decisions for the Fund are made independently from those for other clients which have different investment objectives than those of the Fund. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such investment clients. However, the position of a client's or the Fund's account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these investment clients is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Investment Adviser. The Investment Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell. As of March 31, 1998, Lepercq Inc. controlled the Investment Adviser, owning beneficially 100% of the voting stock of Lepercq, de Neuflize & Co. Incorporated.



                                DISTRIBUTION PLAN


          On January 29, 1986, the Board of Trustees, including a majority of the Trustees who were not interested persons of the Trust and who had no direct or indirect financial interest in the operations of a distribution plan, on behalf of the Fund, adopted a Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan was approved by the Trust's shareholders on April 8, 1986 and its continuance was approved by the Trustees, including a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan, on February 11, 1998.

          Pursuant to the Plan, Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Investment Adviser (the "Distributor"), will be entitled to reimbursement each month of up to an aggregate maximum of .75% per annum of the Fund's average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Fund, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses. No officer or Trustee has any substantial interest in the Plan, except to the extent the Distributor, which is a wholly owned subsidiary of the Investment Adviser, will be reimbursed for expenses it might otherwise have been required to pay pursuant to its Distribution Agreement with the Fund. The Fund incurred $15,183, $9,732, and 3,058 pursuant to the Plan for the year ended December 31, 1997, 1996, and 1995, respectively. The expenses of distribution in excess of .75% per annum will be borne by the Distributor and will not be eligible for any reimbursement or payment by the Fund under the provisions of the Plan.


          The Fund's Plan may be continued from year to year if approved at least annually by the Board of Trustees (including the affirmative vote of a majority of the Trustees who have no direct or indirect interest in the Plan or any related agreement and are not interested persons of any such party) by votes cast in person at a meeting called for such purpose. The Plan may be terminated at any time as to the Trust by vote of a majority of the disinterested Trustees or with respect to the Plan, by a vote of a majority of the outstanding voting securities of the Fund. Any agreement entered into under the Plan may be terminated at any time on 60 days' written notice by a vote of a majority of the outstanding voting securities of the Fund. Any agreement entered into under the Plan will terminate automatically in the event of its assignment.

          The Plan may not be amended to increase materially the amount to be spent by the Fund under the Plan without the approval of the shareholders of the Fund, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and the Trustees who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, the Investment Adviser will report in writing to the Board of Trustees quarterly the amounts and purposes of all payments made pursuant to the Plan. Further, during the term of the Plan, the selection and nomination of those Trustees who are not interested persons of the Trust must be committed to the discretion of the Trustees who have no direct or indirect interest in the Plan or any related agreement.

                              BROKERAGE COMMISSIONS


          For the years ended December 31, 1997, 1996, and 1995 , the Fund paid $50,284, $52,508, and $48,481 , respectively, in brokerage commissions on the purchase and sale of its portfolio securities. Of the $50,284 of brokerage commissions paid by the Fund in 1997, $15,950 (31.7%) was paid to Lepercq, de Neuflize Securities, Inc., of which $1,279 was paid to other brokers or dealers by Lepercq, de Neuflize Securities, Inc. Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Adviser, conducts broker/dealer operations and holds a seat on the New York Stock Exchange, Inc.

          The Fund does not use a fixed formula in the allocation of brokerage business but will allocate such business on a transaction-by-transaction basis. In 1997, 1996, and 1995 , the Fund allocated 68.3%, 54.1% and 61.6% , respectively, of its brokerage business to non-affiliated brokers who supplied the Fund or its Investment Adviser with research. The Fund does not now, nor does it in the future, intend to allocate its brokerage business if as a result thereof the Fund does not obtain the best prices and executions. Brokerage transactions are allocated to brokers whom the Investment Adviser believes will supply research or statistical services in accordance with the Fund's policy of obtaining the best prices and executions. Research and/or statistical services include, but are not limited to, stock analyses, research reports, newsletters and updates. To the extent that the research and/or statistical services supplied by brokers, services which cannot be valued, were available to aid the Investment Adviser in fulfilling its obligations under its advisory contract with the Fund, or to its other clients, the receipt of such services by the Investment Adviser tended to reduce its expenses. When commissions paid reflect research or statistical services furnished in addition to execution, the Investment Adviser stands ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. Lepercq, de Neuflize Securities Inc. offers to effect transactions for the Fund at commission rates at least as low as it offers to effect comparable transactions for any of its other customers. Whenever Lepercq, de Neuflize Securities Inc. effects a transaction on the New York Stock Exchange, Inc. for the Fund, it will transmit the order to an unaffiliated broker for execution on the floor of the Exchange and pay such broker a negotiated portion of the commission for rendering such service.


          Lepercq, de Neuflize Securities Inc. will not encourage or solicit brokerage business in return for brokerage transactions executed by other brokers on behalf of the Fund. However, Lepercq, de Neuflize & Co. Incorporated and Lepercq, de Neuflize Securities Inc. have in the past executed, and Lepercq, de Neuflize Securities Inc. intends in the future to execute, brokerage transactions from such other brokers in the normal course of business.

          In connection with over-the-counter transactions, the Fund will attempt to deal directly with the principal market-maker except in those circumstances where the Fund believes better prices and executions are available elsewhere.

                                 THE DISTRIBUTOR


          Lepercq, de Neuflize Securities Inc. (the "Distributor"), 1675 Broadway, New York, New York 10019, a wholly owned subsidiary of Lepercq, de Neuflize & Co. Incorporated, is the distributor and underwriter of the shares of the Fund, pursuant to a Distribution Agreement dated April 9, 1986, and adopted by the shareholders on April 8, 1986. The continuation of the Agreement was approved by the Trustees on February 11, 1998. The Distributor offers shares of the Fund at the net asset value per share, computed once daily at the close of trading on the New York Stock Exchange, Inc.


          The Distributor will be entitled to reimbursement each month under the terms of the Plan set forth above. If purchases of the Fund's shares are made directly from the Distributor, without the intervention of another broker or dealer, the shares may be purchased at the net asset value per share of the Fund next determined after receipt of an order to purchase such shares. However, if the Fund's shares are purchased through a broker or a dealer, a service charge may be incurred for services rendered to the purchaser by the broker or dealer.

          Lepercq, de Neuflize Securities Inc. is controlled by its sole parent, Lepercq, de Neuflize & Co. Incorporated. The officers and directors of Lepercq, de Neuflize Securities Inc. include Bruno Desforges, Chairman of the Board and Director; Francois Letaconnoux, President and Director; Peter Hartnedy, Vice President, Treasurer, Secretary and Director; and Tsering Ngudu, Executive Vice President and Director. Some of the officers of the Distributor are also officers of the Trust.

                 INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS

          The Investment Advisory and Distribution Agreements each may be terminated by either party on 60 days' notice without penalty. Each contract remains in effect from year to year provided its continuance is approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties thereto or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund.

          The  Investment   Advisory  and  Distribution   Agreements   terminate
automatically if assigned and can be amended only by a vote of a majority of the outstanding voting securities of the Fund.

                                               REDEMPTION OF SHARES

          The Fund's obligation to redeem shares may be suspended and the date of payment postponed for more than seven days during any period when (1) trading on the New York Stock Exchange, Inc., other than weekends or holidays, is suspended or restricted; (2) an emergency exists, as determined by the Securities and Exchange Commission; or (3) the Securities and Exchange Commission has by order permitted such suspension.


                         HOW NET ASSET VALUE IS COMPUTED


          The Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of the Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price , or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith .


          Premiums received by the Fund for investing in options are included in the Fund's assets, and an equal amount is recorded as a liability. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time as of which the net asset value per share of the Fund is computed, or, in the absence of such sale, at the latest asked quotation. If the option's current market value is less than the premium received, the difference will be unrealized appreciation and, conversely, if the option's current market value exceeds the premium received, the excess will be unrealized depreciation. Upon expiration of the option or the purchase of an identical option in a closing transaction, the liability will be extinguished and the Fund will realize a gain (or a loss if the purchase price of the closing option plus transaction costs exceeds the premium received for writing the covered-call option.) Alternatively, upon exercise of the option, the liability will be extinguished and the Fund will realize a gain or loss from the sale of the underlying securities, with the proceeds of the sale being increased by the premium received for writing the option.

                             PERFORMANCE INFORMATION

          For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. Under the rules of the Securities and Exchange Commission (the "SEC"), funds advertising performance must include return quotes calculated according to the following formula:

                                  P(1+T)n = ERV
               Where: P = a hypothetical initial payment of $1,000
                       T = average annual total return n =
                          number of years (1, 5 or 10)
             ERV = ending redeemable value of a hypothetical $1,000
             payment made at the beginning of the 1-, 5- or 10-year
                     periods (or fractional portion thereof)

Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration date during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the 1-, 5-, or 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

          The Fund may also from time to time include in such advertising a total-return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing total return of the Fund with data published by independent services, or with the performance of certain stock or other relevant indices, the Fund calculates its total return for the specified periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend of other distribution at net asset value on the reinvestment date. Percentage changes are determined by subtracting the initial value of the investment from the ending value and by dividing the difference by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.


          The total return of the Fund for the one year period ending December 31, 1997, was as follows:

          1) Ending redeemable value of initial $1,000 investment calculated pursuant to the above formula is $1,089.50 which equates to an average annual total return of 8.95%.

          2) Value of an initial investment of $10,000 is $10,895.00 pursuant to the alternative computation, which equates to 8.95%.

          The average annual total return for the Fund for the 5 year and 10 year periods ended December 31, 1997 was 13.52% and 11.01%, respectively.



                                      TAXES


          The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.



QUALIFICATION AS A REGULATED INVESTMENT COMPANY


          The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore , count towards the satisfaction of the Distribution Requirement.

          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


          In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code
Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.


          Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

          In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.


          Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

          Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

          In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security rather than by the issuer of the option.

          If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.



EXCISE TAX ON REGULATED INVESTMENT COMPANIES


          A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


          For purposes of the excise tax, a regulated  investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

          The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


FUND DISTRIBUTIONS


          The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. However, such distributions will qualify for the 70% dividends-received deduction for corporate shareholders, but only to the extent discussed below.

          The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.


          Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


          Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and
(4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

          Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT , the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.


          Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

          Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

          Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

          Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


          The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income , or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."



SALE OR REDEMPTION OF SHARES


          A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long- term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.



FOREIGN SHAREHOLDERS

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

          If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

          If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


          In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.


          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATIONS


          The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect .

          Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                              INDEPENDENT AUDITORS

          KPMG Peat Marwick LLP, Milwaukee, Wisconsin, acts as independent auditors for the Trust.

                              FINANCIAL STATEMENTS


          The Financial Statements for the Fund are incorporated herein by reference from the Fund's Audited Annual Report, dated December 31, 1997. Shareholders will receive a copy of the Audited Annual Report at no additional charge when requesting a copy of the Statement of Additional Information.

                                     PART C


PART C.           OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Included in Part A:

                           Condensed  supplementary  financial  information  for
Lepercq-Istel Fund.

                           Included in Part B:


                           Financial Statements and the Reports thereon for Lepercq-Istel Fund filed herein for fiscal year ended December 31, 1997 are incorporated into Part B from the Trust's 1997 Annual Report to Shareholders as filed with the Securities and Exchange Commission by the Trust on Form N-30D on February 26, 1998, accession number 0000898531-98-000023.


                  (b)      Exhibits:

                           Exhibits filed under Registration Statement on Form N-1 and Amendments thereto on Forms N-1 and N-1A are hereby incorporated by reference into this post-effective amendment.

                           The following  documents are being filed  herewith as
Exhibits.


                            EX-99.B11(a)  Consent of Kramer, Levin, Naftalis
                                          & Frankel.

                            EX-99.B11(b)  Consent of KPMG Peat Marwick.

                            EX-27         Financial Data Schedule.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  None.



ITEM 26.          NUMBER OF HOLDERS OF SECURITIES (AS OF  JANUARY 30, 1998).


                  TITLE OF CLASS                       NUMBER OF RECORD HOLDERS


                  Shares of Beneficial Interest                      546


ITEM 27.          INDEMNIFICATION.

                  Section 8 of the Registrant's Declaration of Trust sets forth the rights of indemnification of the Trustees and Officers of the Registrant as follows:

                           "1.   Trustees,   Officers,   etc.  The  Trust  shall
                  indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest, as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses (including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees) reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

                           Section  2.  Compromise  Payment.  As to  any  matter
                  disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                           Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
                  Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                  See the Statement of Additional Information, "Trustees and Officers of the Trust" and "The Investment Adviser."

ITEM 29.          PRINCIPAL UNDERWRITERS.

                  (a)      None

                  (b)

                            Position and                        Position
Name and Principal          Officers and                       and Offices
 Business Address*           Underwriter                    with Registrant
-------------------        --------------                  -----------------

Bruno Desforges            Chairman of the Board and       Trustee, Chairman
                             Director                        of the Board

Peter Hartnedy             Vice President, Treasurer,      Controller
                             Secretary and Director

Francois Letaconnoux       President and Director          Trustee


Tsering Ngudu              Executive Vice President        President
                             and Director


      (c)      Not applicable.

-------------
*  1675 Broadway, New York, New York 10019.

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.

                  The Transfer and Dividend Disbursing Agent, Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, or its successor, will maintain accounts and records showing the number of shares of beneficial interest of the Registrant held by each shareholder.

                  All other accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Administrator.


ITEM 31.          MANAGEMENT SERVICES NOT DISCUSSED IN PART A OR B.

                  None.


ITEM 32.          UNDERTAKINGS.


                  Registrant undertakes to furnish to each person to whom a prospectus relating to the Lepercq-Istel Fund is delivered, a copy of the Fund's annual report to shareholders which will include the information required by item 5A, upon request and without charge.


                  Registrant   further   undertakes   to  call  a   meeting   of
shareholders for the purpose of voting upon the questions of removal of a trustee or trustees if registered to do so by the holders of at least 10% of the Registrant's outstanding voting securities, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES



                   Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27th day of February, 1998.


                                                     By:/s/Tsering Ngudu
                                                        ------------------------
                                                        Tsering Ngudu, President



                  Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                           Title                   Date
----------                           --------                -------


/s/Tsering Ngudu                     President               February 27, 1998
-------------------------

Tsering Ngudu



/s/Stephen T. Murphy                Treasurer                February 27, 1998
-------------------------
Stephen T. Murphy


/s/Franz Skryanz                    Trustee                  February 27, 1998
-------------------------

Franz Skryanz



/s/Bruno Desforges                  Trustee                  February 27, 1998
-------------------------

Bruno Desforges



/s/Francois Letaconnoux              Trustee                 February 27, 1998
-------------------------

Francois Letaconnoux



/s/Jean-Louis Milin                  Trustee                 February 27, 1998
-------------------------

Jean-Louis Milin



/s/Dr, Marvin Schiller               Trustee                  February 27, 1998
-------------------------

Dr. Marvin Schiller

                                INDEX TO EXHIBITS

Exhibit

EX-99.B11(a)        Consent of Kramer, Levin, Naftalis & Frankel

EX-99.B11(b)        Consent of KPMG Peat Marwick

EX-27               Financial Data Schedule